56769 Roll - 63 Page - 162
Recorded 9/25/2008 At 1:10 PM
Blanche McLure, GRANITE Clerk and Recorder
Fee: $ 35.00, By Kim Pawlak

Return To: David Rodli Law Offices
P. O. Box 2190
Missoula, MT 59806

QUITCLAIM DEED

FOR VALUE RECEIVED Cordoba Corporation, a corporation duly organized under the laws of the State of Montana ("Grantor"), whose mailing address is c/o Aaron L. Charlton, 25 A Street, Garnet Ghost Town, Drummond, Montana 59832, pursuant to the provisions of Montana Codes Annotated Section 35-1-935 (1)(b) , does hereby convey, release, remise and forever quit claim unto Commonwealth Resources, L.L.C., a limited liability company organized and existing under the laws of the State of Montana, whose mailing address is 619 S.W. Higgins Ave., Suite O, Missoula, Montana 59803 ("Grantee") the following described patented mining claims in Granite County, Montana, to-wit:

See attached Exhibit "A".

TO HAVE AND TO HOLD the said mining claims, with their appurtenances unto the said Grantee.

This deed releases all interest held or acquired by Grantor in and to the subject property from the date hereof through and including the date of recording. The conveyances is made in lieu of the foreclosure of multiple mortgages now held by Grantee.

IN WITNESS WHEREOF, the Grantor, pursuant to a resolution of its Board of Directors, has caused the corporate name to be hereunto subscribed by its President this 24th day of September, 2008.

Cordoba Corporation:

By: Aaron L. Charlton President
Aaron L. Charlton, President

STATE OF MONTANA)
: ss.
County of Missoula)

On this 24th day of September, 2008, before the undersigned Notary Public for the State of Montana, personally appeared Aaron L. Charlton, known or proven to be the President of the corporation that executed the within instrument , and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year hereinabove first written.

David Rodli

(NOTARIAL SEAL)

David Rodli
Notary Public for the State of Montana
Residing at Missoula, Montana
My Commission expires May 7, 2010

EXHIBIT 'A'

LEGAL DESCRIPTION:

The GOLD BUG Lode Mining Claim, Survey No. 9407, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 3 of Patents, Page 328, Official Records.

The CONTACT Lode Mining Claim, Survey No. 5666, in approximate Section 11, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 2 of Patents, Page 561, Official Records.

The WHITE CLOUD Lode Mining Claim, Survey No. 5631, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the the ground hereinbefore described embraced in said mining claims or Suvey Nos. 3616 and 4511. All according to Patent recorded in Book 1 of Patents, Page 389, Official Records.

The BERLENE Lode Mining Claim, Survey No. 5454, in approximate Sections 10 and 11, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the the ground hereinbefore described embraced in said mining claims or Suvey Nos. 3616 and 4511. All according to Patent recorded in Book 1 of Patents, Page 389, Official Records.

The ARMISTEAD Lode Mining Claim, Survey No. 5633, in approximate Section 10, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the the ground hereinbefore described embraced in said mining claims or Suvey Nos. 3616 and 4511. All according to Patent recorded in Book 1 of Patents, Page 389, Official Records.

The PARQUET Lode Mining Claim, Survey No. 5452, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the the ground hereinbefore described embraced in said mining claims or Suvey Nos. 3616 and 4511. All according to Patent recorded in Book 1 of Patents, Page 389, Official Records.

The GROTTO Lode Mining Claim, Survey No. 5664, in approximate Section 11, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 2 of Patents, Page 561, Official Records.

The CRESCENT Lode Mining Claim, Survey No. 4510, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the the ground hereinbefore described embraced in said Grant and Hartford Lode claim unsurveyed. All according to Patent recorded in Book 2 of Patents, Page 573, Official Records.

The BULL'S EYE Lode Mining Claim, Survey No. 4651, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the the ground hereinbefore described embraced in said Grant and Hartford Lode claim unsurveyed. All according to Patent recorded in Book 2 of Patents, Page 573, Official Records.

The RED CLOUD Lode Mining Claim, Survey No. 5451, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the the ground hereinbefore described embraced in said mining claims or Survey Nos. 3616 and 4511. All according to Patent recorded in Book 1 of Patents, Page 389, Official Records.

The FREE COINAGE Lode Mining Claim, Survey No. 9904, in approximate Sections 3 and 4, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 27 of Patents, Page 505, Official Records.

The LEAD KING Quartz Lode Mining Claim, Survey No. 4511, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described, embraced in said Grant and Hartford Lode claim unsurveyed. All according to Patent recorded in Book 2 of Patents, Page 573, Official Records.

The INTERNATIONAL Lode Mining Claim, Survey No. 3612, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described, embraced in Homestake Lode Claim. All according to Patent recorded in Book L of Deeds, Page 374, Official Records.

The NANCY HANKS Lode Mining Claim, Survey No. 5365, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 34 of Deeds, Page 614, Official Records.

The DEWEY AND MIDNIGHT Lode Mining Claims, Survey No. 9833, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described, embraced in said mining claims or Survey No. 751 Amended and said Shamrock and Last Chance Lode Claims, unsurveyed. All according to Patent recorded in Book 34 of Deeds, Page 381, Official Records.

The TIGER Lode Mining Claim, Survey No. 5361, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described, embraced in said mining claim or Survey No. 5365. All according to Patent recorded in Book 2 of Patents, Page 189.

The Placer Lode Mining Claim, Survey No. 751, Tracts A And B Amended in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described, embraced in said mining claims of Surveys Nos. 5521 and 5631. All according to Patent recorded in Book 2 of Patents, Page 555, Official Records.

The **BULL'S EYE FRACTION** Lode Mining Claim, Survey No. 9405, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.

EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of ground hereinbefore described, embraced in said mining claim or Survey No. 4511. All according to Patent recorded in Book 3 of Patents, Page 333, official Records.